Exhibit 1

The undersigned hereby agree that:

          (i) each of them is individually eligible to use the Schedule 13D attached hereto;

          (ii) the attached Schedule 13D is filed on behalf of each of them; and

          (iii)  each of them is  responsible  for  the  timely  filing  of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning him or itself; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless he or it knows or has reason to believe that such information is inaccurate.

                                   CITIGROUP INC.

                                   By:  /s/ Joseph B. Wollard
                                        --------------------------------------
                                        Name:  Joseph B. Wollard
                                        Title: Assistant Secretary

                                   CITIGROUP HOLDINGS COMPANY

                                   By:  /s/ Joseph B. Wollard
                                        --------------------------------------
                                        Name:  Joseph B. Wollard
                                        Title: Assistant Secretary

                                   CITICORP

                                   By:  /s/ Joseph B. Wollard
                                        --------------------------------------
                                        Name:  Joseph B. Wollard
                                        Title: Assistant Secretary

                                   CITICORP BANKING CORPORATION

                                   By:  /s/ William Wolf
                                        --------------------------------------
                                        Name:  William Wolf
                                        Title: Senior Vice President

                                   COURT SQUARE CAPITAL LIMITED

                                   By:  /s/ Anthony P. Mirra
                                        --------------------------------------
                                        Name:  Anthony P. Mirra
                                        Title: Vice President